                                                                 Exhibit 24.1(B)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                     /s/ WALTER V. SHIPLEY
                     -----------------------------
                     Walter V. Shipley
                     Chairman of the Board and
                     Director and Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                                       /s/ FRANK A. BENNACK, JR.
                                       -------------------------
                                       Frank A. Bennack, Jr.
                                       Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                                               /s/ SUSAN V. BERRESFORD
                                               ------------------------------
                                               Susan V. Berresford
                                               Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                                                /s/ M. ANTHONY BURNS
                                                ------------------------------
                                                M. Anthony Burns
                                                Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                                                 /s/ MELVIN R. GOODES
                                                 ------------------------------
                                                 Melvin R. Goodes
                                                 Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                                        /s/ WILLIAM H. GRAY, III
                                        ------------------------------
                                        William H. Gray, III
                                        Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                                               /s/ GEORGE V. GRUNE
                                               ------------------------------
                                               George V. Grune
                                               Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                        /s/ WILLIAM B. HARRISON JR.
                        ------------------------------
                        William B. Harrison Jr.
                        Director and Vice Chairman of the Board

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                                                    /s/ HAROLD S. HOOK
                                                    ---------------------------
                                                    Harold S. Hook
                                                    Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                                                   /s/ THOMAS G. LABRECQUE
                                                   ---------------------------
                                                   Thomas G. Labrecque
                                                   Director and President and

                                                    Chief Operating Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                                                     /s/ HENRY B. SCHACHT
                                                     ------------------------
                                                     Henry B. Schacht
                                                     Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                                            /s/ JOSEPH L. SCLAFANI
                                            -------------------------
                                            Joseph L. Sclafani
                                            Principal Accounting Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                                                        /s/ JOHN R. STAFFORD
                                                        --------------------
                                                        John R. Stafford
                                                        Director

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                                              /s/ PETER J. TOBIN
                                              --------------------
                                              Peter J. Tobin
                                              Executive Vice President
                                              Principal Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, in his or her capacity as an officer or member of the Board of Directors of THE CHASE MANHATTAN BANK (the "Bank") and THE CHASE MANHATTAN CORPORATION (the "Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, THOMAS
G. LABRECQUE, WILLIAM B. HARRISON, JR., PETER J. TOBIN, DEBORAH L. DUNCAN AND ANTHONY J. HORAN, and each of them severally, with full power of substitution in the premises, his or her true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) any registration statement (a "Registration Statement") of the Corporation, the Bank or any subsidiary or affiliate of either, as appropriate, on Form S-11, Form S-1 or Form S-3 (or such other form or forms as may be appropriate) for the registration under the Securities Act of 1933 of one or more series of asset-backed securities ("Asset-Backed Securities") using any of the financial or other assets originated or acquired by the Corporation, the Bank and their respective subsidiaries and affiliates, including, but not limited to, commercial and industrial loans, commercial and residential mortgage loans, consumer loans and credit card or other consumer receivables, participations and interests in such loans and/or receivables and financial instruments representing ownership of all or a part of a pool or pools of such loans and/or receivables ("Assets"), which Asset-Backed Securities shall consist of one or more of the following:

         (i) debt obligations of the Bank, a subsidiary or affiliate of the Corporation or the Bank, or any subsidiary or affiliated corporations, partnerships, limited liability companies, trusts or other affiliated or unaffiliated entities ("SPV's") of any of them, secured or to be secured by identified Assets; (ii) fractional undivided ownership interests in the corpus of a trust to which identified Assets have been or will be conveyed; (iii) certificates representing a participation interest in identified Assets or in a financial instrument acquired with such Assets; (iv) interests in or obligations of a real estate mortgage investment conduit (as defined in Section 860D of the Internal Revenue Code of 1986 (the "Code") to which identified Assets will be conveyed; (v) interests in or obligations of a financial asset securitization investment trust (as defined in Section 1621 of the Code) to which identified Assets will be conveyed; or (vi) interests in an SPV formed by the Corporation, the Bank or one of their respective subsidiaries or affiliates, to which identified Assets will be conveyed, and shall have such provisions as such attorney-in-fact shall approve, such approval to be conclusively evidenced by the execution thereof by such attorney-in-fact, and any and all amendments (including post-effective amendments) thereto, and all instruments necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission ("Commission"), and to appear on behalf of the Corporation or the Bank before the Commission or elsewhere, in connection with any matters relating to the registration of the Asset-Backed Securities, each of said attorneys and agents to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of such officers or directors, and any of them, every act whatsoever necessary or advisable to be done by the undersigned in connection with the issuance of any Asset-Backed Securities pursuant to the resolutions of the respective Boards of Directors of the Corporation and of the Bank, adopted in each case on February 18, 1997.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 28, 1997.

                                             /s/ MARINA V.N. WHITMAN
                                             ---------------------------
                                             Marina v.N. Whitman
                                             Director